SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                              --------------------
                                    FORM 8-K
                              ---------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 29, 1999

                                HERFF JONES, INC.
             (Exact name of registrant as specified in its charter)

                                    INDIANA
                 (State or other jurisdiction of incorporation)

            33-96680                                     35-1637714
    (Commission File Number)                           (IRS Employer
                                                     Identification No.)

4501 West 62nd Street, Indianapolis, Indiana          46268
 (Address of principal executive offices)                 (Zip Code)

                                 (317) 297-3740
              (Registrant's telephone number, including area code)

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ITEM 5.  Other Events.

Effective January 30, 1998, Herff Jones, Inc. is no longer subject to the reporting requirements of the Securities Exchange Act of 1934. Its filings subsequent to that time, including this filing on Form 8-K, have been voluntary.

Herff Jones, Inc. has determined to discontinue its practice of filing reports voluntarily with the SEC.

The Company intends to make financial information and management's discussion thereof available on its web site (www.herff-jones.com) and to update such information on a quarterly basis during its fiscal year ending June 24, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     HERFF JONES, INC.

October 5, 1999                                  By: /s/ Lawrence F. Fehr
                                                     -------------------------
                                                     Lawrence F. Fehr
                                                     Vice President and
                                                     Chief Financial Officer